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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549


                                      FORM T - 1

                       STATEMENT OF ELIGIBILITY UNDER THE TRUST
                        INDENTURE ACT OF 1939 OF A CORPORATION
                             DESIGNATED TO ACT AS TRUSTEE


                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                    FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                 (Exact name of trustee as specified in its charter)

                                      13-3781471
                                  (I. R. S. Employer
                                 Identification No.)


              100 Wall Street, New York, NY                  10005
         (Address of principal executive offices)          (Zip Code)


                              FOR INFORMATION, CONTACT:
                             Dennis Calabrese, President
                    First Trust of New York, National Association
                             100 Wall Street, 16th Floor
                                 New York, NY  10005
                              Telephone:  (212) 361-2506



                 (Exact name of obligor as specified in its charter)

         Delaware                                     33-0747103
         (State or other jurisdiction of              (I. R. S. Employer
         incorporation or organization)               Identification No.)

         KSL Recreation Group, Inc.
         56-140 PGA Boulevard
         La Quinta, California                        92253

         (Address of principal executive offices)   (Zip Code)



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Item 1.  GENERAL INFORMATION.

    Furnish the following information as to the trustee - -

    (a) Name and address of each examining or supervising authority to which it is subject.

                        NAME                          ADDRESS
                        ----                          -------

              Comptroller of the Currency        Washington, D. C.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  AFFILIATIONS WITH THE OBLIGOR.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16. LIST OF EXHIBITS.

         Exhibit 1.     Articles of Association of First Trust of New York,
                        National Association,    incorporated herein by
                        reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
                        Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4.     By-Laws of First Trust of New York, National
                        Association.

         Exhibit 5.     Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on March 31, 1997, published pursuant to law or the requirements of its supervising or examining authority.

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         Exhibit 8.     Not applicable.

         Exhibit 9.     Not applicable.





                                      SIGNATURE


    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of June, 1997.

                                       FIRST TRUST OF NEW YORK,
                                      NATIONAL ASSOCIATION



                                       By:  /s/ Catherine F. Donohue
                                            ----------------------------
                                            Catherine F. Donohue
                                            Vice President


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                                                                       Exhibit 7


                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 3/31/97

                                   ($000's)

                                                                    3/31/97
ASSETS
   Cash and Balances Due From Depository Institutions               $34,695
   Federal Reserve Stock                                              3,502
   Fixed Assets                                                         892
   Intangible Assets                                                 78,849
   Other Assets                                                       5,576
         TOTAL ASSET                                                123,514



LIABILITIES
   Other Liabilities                                                  7,171
   TOTAL LIABILITIES                                                  7,171



EQUITY
   Common and Preferred Stock                                         1,000
   Surplus                                                          120,932
   Undivided Profits                                                 (5,589)
         TOTAL EQUITY CAPITAL                                       116,343

TOTAL LIABILITIES AND EQUITY CAPITAL                               $123,514



To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, National Association


By:  /s/ Catherine F. Donohue
     ----------------------------
     Vice President

Dated: June 26, 1997